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EXHIBIT 10.3

                                PLAN OF EXCHANGE

      THIS PLAN OF EXCHANGE is made and entered into as of August ___, 2003 (this "Plan of Exchange") by and between iSecureTrac Corp., a Delaware corporation (the "Buyer"), and Tracking Systems Corporation, a Pennsylvania corporation (the "Company"). Buyer and the Company are collectively referred to as the "Parties."

            WHEREAS, the Parties hereto desire to enter into a plan of exchange pursuant to which the Buyer shall acquire all of the issued and outstanding capital stock of the Company (the "Exchange").

            WHEREAS, the Board of Directors of the Company has adopted resolutions approving this Plan of Exchange in accordance with the Pennsylvania Business Corporation Law of 1988 and directing that it be submitted to the shareholders of the Company for approval.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby covenant and agree as follows:

      1.0 THE EXCHANGE

            1.1 Conversion. At the Effective Time of the Exchange (as such term is hereinafter defined), in accordance with the provisions of applicable law and the terms of this Plan of Exchange, each share of capital stock of the Company issued and outstanding immediately prior thereto shall automatically be converted into and shall be exchanged for that number of shares of Buyer's common stock, par value $0.001 per share (the "Buyer's Shares"), as listed, by Company stockholder, on the schedule attached hereto as Exhibit "A".

            1.2 Buyer's Share Value. The total number of Buyer's Shares shall be based on $2,300,000 worth of Buyer's common stock at a per share price of $0.52 ("Share Value"), or 4,423,077 shares. In the event the average closing price of Buyer's common stock for the twenty trading days preceding the Effective Time of Exchange ("Average Closing Price") exceeds $0.62 or becomes less than $0.42, the parties shall determine a new Share Value based on such Average Closing Price. Provided that the Share Value remains at $0.52 accordingly, each share of the Company's common stock, after conversion of all preferred stock at the conversion ratios described on Exhibit "A", shall convert to 5.8645865 Buyer's Shares (the "Exchange Ratio").

            1.3 No Other Stock Issued. Buyer hereby represents and warrants that the Buyer's Shares listed on Exhibit "A" hereto are the only shares of Buyer's stock it will issue in exchange for the capital stock of the Company and Buyer shall not issue further stock or any


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      options, warrants, subscriptions or any other rights to its stock in exchange for any shares of the capital stock of the Company.

            1.4 Effective Time of the Exchange. The Exchange shall not become effective until, subject to the terms and conditions of this Plan of Exchange, 5:00 o'clock p.m. Eastern Daylight Savings Time on the day on which the following actions shall have in all respects been completed:

                  1. This Plan of Exchange shall have been approved by the
            respective board of directors of each of the Parties in accordance with the requirements of the laws of the states under which each Party is organized;

                  2. This Plan of Exchange shall have been approved by the
            requisite holders of each class of the Company's capital stock in accordance with the Company's bylaws and the Pennsylvania Business Corporation Law;

                  3. Holders of more than 5% of the outstanding shares of the
            Company's capital stock (on an as-if-converted basis) shall not have exercised, nor shall they have any continued right to exercise, appraisal, dissenters' or similar rights under Pennsylvania law with respect to their shares by virtue of the Exchange;

                  4. Articles of Exchange (which shall be satisfactory in form to counsel for the Parties) shall have been executed and filed with the Department of State of the Commonwealth of Pennsylvania.

      The date and time when the Exchange shall become effective as aforesaid is herein referred to as "Effective Time of the Exchange."

            1.5 Shareholders Release. It shall be a condition of each shareholder of record of the Company who elects to exchange his or her Tracking Systems Corporation share certificates for shares of Buyer pursuant to this Plan of Exchange, that each shareholder execute a General Release (in the form attached hereto as Annex A) whereby such shareholder will relinquish all claims against the Company and the Controlling Shareholders.

      2.0   DIRECTORS AND OFFICERS

            The directors and officers of the Company from and after the Effective Time of the Exchange shall be as set forth below, and each shall hold his or her respective office or offices from and after the Effective Time of the Exchange until his or her successor shall have been elected and qualified or as otherwise provided in the bylaws of the Company.

         Directors:        John Sciortino
                           Donna Reynolds Sciortino
                           Michael May
                           James Stark
                           John Heida

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         Officers:         John Sciortino            President
                           James Stark               Treasurer
                           John Heida                Secretary

      3.0 CONVERSION METHOD

            3.1 At the Exchange. At the Effective Time of the Exchange:

                  a. All shares of capital stock of the Company (except Dissenting Shares, as defined below) that shall be issued and outstanding immediately prior to the Effective Time of the Exchange shall, by virtue of the Exchange, be converted and exchanged for the right of the shareholders of the Company to receive Buyer's Shares in accordance with Exhibit "A" hereto.

                  b. Any shares of capital stock of the Company held in the treasury of the Company prior to the Effective Time of the Exchange shall be canceled.

                  c. The Buyer shall automatically become the holder of all shares of capital stock of the Company issued and outstanding immediately prior to the Effective Time of the Exchange.

                  d. All options, warrants, rights, subscriptions and similar agreements to purchase shares of the Company's capital stock (or securities convertible into or exchangeable for shares of the Company's capital stock) shall be canceled and extinguished.

            3.2 Rights. From and after the Effective Time of the Exchange, the holders of certificates representing shares of capital stock of the Company shall cease to have any rights with respect to such certificates except as provided in this Plan of Exchange.

            3.3 Fractions. No fraction of a share of Buyer's Shares will be issued, but in lieu thereof, each holder of shares of the Company's capital stock who would otherwise be entitled to a fraction of a share of Buyer's Shares (after aggregating all fractional shares of Buyer's Shares to be received by such holder) shall be entitled to receive from Buyer a rounded-up whole share.

      4.0   DISSENTING SHARES

            4.1 No Conversion. Notwithstanding any provision of this Plan of Exchange to the contrary, any shares of Company capital stock held by a holder who has demanded and perfected appraisal or dissenters' rights for such shares in accordance with Pennsylvania law and who, as of the Effective Time of the Exchange, has not effectively withdrawn or lost such appraisal or dissenters' rights ("Dissenting Shares") shall not be converted into or represent a right to receive Buyer Shares pursuant to Paragraph D, but the holder thereof shall only be entitled to such rights as are granted by Pennsylvania law.


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            4.2 Automatic Conversion. Notwithstanding the provisions of the above, if any holder of shares of Company capital stock who demands appraisal of such shares under Pennsylvania law shall effectively withdraw or lose (through failure to perfect or otherwise) the right to appraisal, then, as of the later of the Effective Time of the Exchange and the occurrence of such event, such holder's shares shall automatically be converted into and represent only the right to receive Buyer Shares upon surrender of the certificate representing such shares.

            4.3 Notice to Buyer. Company shall give Buyer (i) prompt notice of any written demands for appraisal of any shares of Company capital stock, withdrawals of such demands, and any other instruments served pursuant to Pennsylvania law and received by Company and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal under Pennsylvania law. Company shall not, except with the prior written consent of Buyer, voluntarily make any payment with respect to any demands for appraisal of capital stock of Company or offer to settle or settle any such demands.

      5.0   CERTIFICATE EXCHANGE

            5.1 Buyer's Shares Certificates. As soon as practicable after the Effective Time of the Exchange and after the surrender to Buyer, at the principal place of business of Buyer, or such other place as Buyer may designate, of all certificates that immediately prior to the Effective Time of the Exchange represented issued and outstanding shares of the capital stock of the Company (the "Closing"), Buyer shall issue to the person or entity in whose name such certificates shall have been registered the appropriate number of Buyer's Shares.

            5.2 Lost Company Certificates.If any certificate representing shares of the Company's capital stock shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be so lost, stolen or destroyed and, if required by Buyer, the posting by such person of a bond or other collateral security in such reasonable amount as Buyer may direct as indemnity against any claim that may be made against it with respect to such certificate, Buyer will deliver in exchange for such lost, stolen or destroyed certificate the applicable number of Buyer's Shares with respect to the shares formerly represented thereby.

      6.0   SECURITIES MATTERS

            6.1 Company Shareholder Acknowledgements. The Company hereby represents and warrants that it has obtained the following acknowledgements from each of its shareholders who is surrendering and exchanging certificates representing shares of the Company's capital stock pursuant to this Plan of Exchange and that each holder of such shares (an "Exchanging Shareholder") acknowledges and confirms that:

                  a. Such Exchanging Shareholder has been advised that the
            Buyer's Shares have not been registered under the Securities Act of 1933, as amended, or any state securities act in reliance on exemptions therefrom.


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                  b. Such Exchanging Shareholder is:

                        (i) An accredited investor within the meaning of Rule 501(a) under the Securities Act; or,

                        (ii)If such Exchanging Shareholder is not an accredited investor, either alone or with such Exchanging Shareholder's purchaser representative(s) has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the prospective investment in the Buyer's Shares.

                  c. If such Exchanging Shareholder is a natural person, such
            Exchanging Shareholder resides in the state or province identified in the Company's books and records.

                  d. If such Exchanging Shareholder is other than a natural
            person:

                        (i) Such Exchanging Shareholder has not been formed, reformed or recapitalized for the specific purpose of acquiring the Buyer's Shares;

                        (ii)The principal executive office or offices of such Exchanging Shareholder in which its investment decision was made is located at the address or addresses of such Exchanging Shareholder set forth in the Company's books and records; and,

                        (iii) Such Exchanging Shareholder has been duly formed and is validly existing in good standing under the laws of the jurisdiction of its formation, with full power and authority to enter into the transactions contemplated in this Plan of Exchange.

            6.2 Legend on Stock Certificates. The certificate or certificates representing the Buyer's Shares to be received by the Exchanging Shareholder will be inscribed with substantially the following legend:

                        "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THEY MAY NOT BE SOLD, OFFERED FOR SALE, OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT THEN IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULES 144 AND 145 OF SUCH ACT."


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      7.0   FURTHER COMPANY REPRESENTATIONS AND WARRANTIES

            7.1 Information Provided Company Shareholders. The Company has caused each Exchanging Shareholder to be provided with each of the following documents filed by Buyer with the Securities and Exchange Commission ("Buyer's SEC Filings"):

            a. Buyer's annual report under Form 10-KSB for the period ending December 31, 2002;

            b. Buyer's quarterly report under Form 10-QSB for the period ending March 31, 2003;

            c. Buyer's definitive proxy statement under Schedule 14A with respect to the annual meeting of Buyer's stockholders held on May 30, 2003.

d.                Buyer's offering memorandum, dated August 11, 2003.

            7.2 No Representations by Buyer. The Company acknowledges that no representation has been made to the Exchanging Shareholder by representatives of the Buyer regarding its business, assets or prospects other than that set forth in such filings or this Plan of Exchange.

            7.3 Additional Representations. The Company hereby also represents and warrants that:

            a. Each Exchanging Shareholder is and will be at the Effective Time of the Exchange the record and beneficial owner and holder of the Buyer's Shares free and clear of all encumbrances.

            b. No consents are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Plan of Exchange by such Exchanging Shareholder and its acquisition of the Buyer's Shares, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the consummation of the Exchange, as will be filed in a timely manner.

            c. Each such Exchanging Shareholder is not, and will not by virtue of performing the transactions contemplated hereunder be, in conflict with or in violation or default of any term of its charter documents (if applicable), or of any provision of any material mortgage, indenture, contract, agreement, instrument, contract judgment or decree to which it is party or by which it is bound, and is not, and will not by virtue of performing the transactions contemplated hereunder be, in violation of any order addressed specifically to such Exchanging Shareholder, nor, to the best of such Exchanging Shareholder's knowledge, any material order, statute, rule or regulation applicable to such Exchanging Shareholder other than any violations that would not, considered individually or in the aggregate, have a material adverse effect on such Exchanging Shareholder's ability to perform its obligations under this Plan of Exchange.


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      8.0   THE COMPANY'S STOCK REGISTER

            The stock transfer books of the Company shall be closed as of the Effective Time of the Exchange and thereafter no transfer of shares of the Company's capital stock will be made.

      9.0   REGISTRATION RIGHTS.

            8.1 Application for Registration. The Buyer shall prepare, and, as soon as practicable, but in no event later than the date which is 30 days after the Effective Time of the Exchange, file with the Securities and Exchange Commission (the "SEC") a Registration Statement or Registration Statements (as necessary) on Form S-4, or other appropriate form, covering the resale of all of the Buyer's Shares delivered to the Exchanging Shareholders (the "Registrable Securities").

            8.2 Exchanging Shareholder Cooperation.The Company shall use its best efforts to elicit the cooperation of each Exchanging Shareholder in providing the Buyer with information necessary to complete the Registration Statement in a timely manner.


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         IN WITNESS WHEREOF, each of the Parties has caused this Plan of
Exchange to be executed as of the date first written above.

ISECURETRAC CORP.                             TRACKING SYSTEMS CORPORATION

By:  /s/  John M. Heida                       By:  /s/  John A. Sciortino
     ------------------                            ----------------------



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                                                                         ANNEX A

                                 GENERAL RELEASE

         In consideration of the terms and conditions of the Plan of Exchange by and between iSecureTrac Corp. and Tracking Systems Corporation dated as of August __, 2003, I, a shareholder of Tracking Systems Corporation owning __________ shares, hereby fully and forever release and discharge each of Tracking Systems Corporation and the Controlling Shareholders, and each of their directors, officers, employees, spouses, shareholders, members, partners, attorneys, accountants, agents, successors, assigns, heirs, legatees and representatives (the "Released Parties"), and each of them, of and from all manner of actions, causes of action, claims, demands, costs, damages, liabilities, losses, obligations, expenses and compensation of any nature whatsoever in law or in equity, known and unknown, including, but not limited to, those asserted or which could have been asserted against each other with respect to all claims, disputes and differences between them, including, but not limited to, those asserted or which could have been asserted in connection with the Tracking Systems Corporation shares or otherwise (the "Released Claims").

         This General Release is and shall be, a release of all claims, whether known or unknown. I acknowledge that I may hereafter discover facts in addition to or different from those which I now believe to be true with respect to the subject matter of the disputes and other matters herein released, but agree that the releases herein given shall be and remain in effect as full and complete general releases notwithstanding the discovery or existence of any such additional or different facts, of which I expressly assume the risk.

         It is understood and agreed that this General Release constitutes a compromise of disputed claims, and that neither this General Release nor any consideration given hereunder, concurrently herewith, or pursuant hereto, is to be advocated or construed as an admission of any liability on the part of any party hereto.

         I hereto acknowledge and represent that I: (i) have fully and carefully read this General Release prior to its execution, (ii) have been, or have had the opportunity to be, fully appraised by my attorney of the legal effect and meaning of this document and all the terms and conditions hereof, (iii) have had the opportunity to make whatever investigation or inquiry deemed necessary or appropriate in connection with the subject matter of this General Release, (iv) have been afforded the opportunity to negotiate as to any and all terms hereof, and (v) am executing this General Release as a free and voluntary act.

Date
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                                                     Signature

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                                                     Signature


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                                                     Print Name(s)

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